Supplement Dated July 1, 2008
to the
Prospectuses Dated May 1, 2008
for
ProtectiveRewards® II NY Variable Annuity
ProtectiveAccess® XL NY Variable Annuity

Issued by
Protective Life and Annuity Insurance Company
Variable Annuity Account A of Protective Life

This Supplement amends certain information contained in your variable annuity product prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

A sixth Asset Allocation Model, the Moderate Portfolio, is available as of July 1, 2008.

        The prospectus section titled THE COMPANY, VARIABLE ACCOUNT AND FUNDS, Protective Variable Annuity Separate Account, is modified to replace the third sentence of the last paragraph with the following:

Five of the six model portfolios available to you as a Contractholder are eligible Benefit Allocation Model Portfolios.

        The prospectus section titled THE COMPANY, VARIABLE ACCOUNT AND FUNDS, Asset Allocation Models, is modified to add a new paragraph nine, describing the new model portfolio as follows:

Moderate portfolio is composed of underlying subaccounts representing a target allocation of approximately 60% in equity and 40% in fixed income investments. The largest asset class target allocations are in large cap domestic stocks.

        The prospectus section titled GUARANTEED LIFETIME WITHDRAWAL BENEFIT (“SecurePay”) WITH RIGHTTIME OPTION, Allocation Guidelines and Restrictions, is modified to replace the second sentence of paragraph one with the following sentence:

We make available to you, as a contractholder, the six diversified model portfolios described in the section titled “Asset Allocation Models.”